---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]




                                     Income
                                Securities Trust


                                 JUNE 30, 2000


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ---------------------------------------
                                    TRUSTEES
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                Maureen R. Ford
                                 Gail D. Fosler
                               William F. Glavin
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                          TRANSFER AGENT and REGISTRAR
                       State Street Bank & Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: JHS
                           For Shareholder Assistance
                                Refer to Page 24
                -------------------------------------------------

==================================CEO CORNER====================================

DEAR FELLOW SHAREHOLDERS:

After four years of spectacular returns, the stock market succumbed in the first six months of 2000 largely to the pressures of rising interest rates, as the Federal Reserve kept up its campaign to fight inflation. The red-hot economy has begun to show signs of slowing, and investors are no longer blind to the real possibility that rising rates could slow corporate profits. The result was flat-to-negative results for the three main stock-market indexes through June. Bonds also suffered during this period, since their prices generally move in the opposite direction of rates.

But there was good news, too. The Treasury market, where shrinking supply bolstered prices thanks to the government's efforts to retire some of its debt, performed well. And the Fed appears closer to the end of its tightening cycle, which will be a strong positive if it can slow the economy to a level that supports corporate earnings growth but keeps inflation at bay. The picture on the global economy is brighter and technology continues to dominate as the driver of ever-improving corporate productivity.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer flush right next to second paragraph.]
--------------------------------------------------------------------------------

No matter what happens next in the financial markets, these past several months only served to reinforce some of the important lessons for investors: Diversify, invest in line with your tolerance for risk and maintain a long-term perspective.

Since not all parts of your portfolio will perform equally well all the time, it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

                     By James K. Ho, CFA, Portfolio Manager

                                  John Hancock
                            Income Securities Trust

         Rising rates and an uncertain six-month environment for bonds
         -------------------------------------------------------------

Bonds kicked off the millennium on somewhat shaky ground. Investment-grade corporate and high-yield debt securities came into the year with relative strength, as investors felt confident about the economy's health and corporate earnings growth. But that sentiment changed to concern as it became apparent that the Federal Reserve Board was committed to further monetary tightening to slow down the economy. Investors quickly began to do the math. If the economy slowed, corporate earnings could decelerate and the creditworthiness of some corporate issuers might come into question. Credit spreads (the difference in yield between bonds of different credit quality) widened as a result. When this happens, the prices of more credit-sensitive issues decline while their yields rise.

         Coinciding with the Fed's three interest-rate increases was the U.S. Treasury's intent to buy back roughly $30 million in securities, mainly longer-term debt. This put further pressure on credit spreads through mid-May, as the bellwether 30-year bond rallied and the Treasury yield curve inverted - a scenario not experienced in the U.S. bond market since 1990. Yields on corporate debt reached levels last seen in the 1990 recession. Mortgage-backed and asset-backed securities also suffered downturns in the wake of the Clinton Administration's support for eliminating government financial backing to Fannie Mae and Freddie Mac.

Signs of improvement

By late May, however, the investment climate showed signs of improvement. Recent leading economic indicators, such as housing sales and employment growth, suggested that economic growth was moderating. Should this be the case, investors surmised, the Fed might be near the end of raising interest rates for a while. Indeed, the Fed was satisfied enough with the effects of its tightening thus far on the economy that it took no action at its June meeting. By period's end, investors had begun returning to the corporate arena and other spread securities, such as mortgage-backed

--------------------------------------------------------------------------------
[A 2" x 3" photo at bottom middle of page of John Hancock Income Securities Trust. Caption below reads "Fund management team members (l-r): Ben Matthews and Jim Ho."]
--------------------------------------------------------------------------------

"Bonds kicked off the millennium on somewhat shaky ground."

================================================================================

                  John Hancock Funds - Income Securities Trust


"...duration management...was critical in weathering the market's changes."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 38%, the second is Financials 18%, the third Utilities 13%, the fourth Media 4% and the fifth Telecommunications 4%. A note below the table reads "As a percentage of net assets on June 30, 2000."]
--------------------------------------------------------------------------------

issues. Bond prices started to rise and the environment grew more conducive to new corporate issues coming to market.

Fund performance

For the six-month period ended June 30, 2000, John Hancock Income Securities Trust produced a gain of 3.89% at net asset value. This compares with the 3.00% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

Duration strategy

Throughout the six months, duration management - manipulating the Fund's sensitivity to interest-rate changes - was critical in weathering the market's challenges. We began 2000 on a defensive note, keeping the Fund's average duration slightly shorter than its benchmark. When interest rates are rising, a shorter duration tends to help buoy a portfolio's share price. Conversely, a longer duration can help bolster price

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Household Finance followed by a sideways arrow with the phrase "Rising interest rates." The second listing is Verio followed by an up arrow with the phrase "Merger with NTT Japan, credit upgrade." The third listing is SFX Entertainment followed by an up arrow with the phrase "Proposed acquisition by Clear Channel and potential upgrade." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

appreciation possibilities when rates are trending downward. Not long into the year, however, we began extending duration so that it now stands at neutral.

Yield curve positioning

We use the Fund's allocation to U.S. Treasury securities not only to take advantage of market events in this sector, but also to position holdings for possible changes in the yield curve. (The yield curve is a plotting of yields across the maturity spectrum.) At the period's outset, we barbelled the Fund's Treasury holdings, clustering assets in both long-term bonds and short-term issues in anticipation of a continued flattening in the yield curve due to Fed rate hikes. The Fund's exposure to long-term Treasury securities contributed significantly to performance when the yield curve not only flattened but also inverted because of the buy-back program. The long bond's price appreciated significantly, benefiting the Fund's long-term Treasury holdings.

         In May we began to unwind the barbell and refocus our attention on the middle part of the yield curve, bolstering the Fund's stake in intermediate-term issues. We did so believing that the yield curve was about as inverted as it was going to get and that the next phase would be one of steepening as the Fed winds down on raising rates. Our emphasis recently has been securities with four- to eight-year maturities.

Spread tactics

The bulk of the Fund's net assets remain in what we term "spread securities." These are mainly corporate bonds, both investment-grade and high-yield - though we have pared the portfolio's weighting in the latter. They also include mortgage-backed and agency issues in the government arena. Emerging-market bonds fall into

================================================================================

                  John Hancock Funds - Income Securities Trust


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.89% total return for John Hancock Income Securities Trust. The second bar represents the 3.00% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

this category, too, but we maintained extremely limited exposure due to these markets' illiquid and volatile nature.

         Portfolio assets are diversified across industries, with in-depth credit analysis driving individual security selection. The turbulent investment environment notwithstanding, many telecom, media/cable and wireless holdings performed well for the Fund. Continental Cablevision, Metromedia Fiber Network, EchoStar, Verio, Nextel Communications, Clearnet Communications, SFX Entertainment and VoiceStream Wireless are some standouts. The Fund's utility holdings have performed in line with expectations as well. With the possibility of an economic slowdown on the horizon, investors tend to gravitate to the relative stability of such recession-resistant players as Niagara Mohawk Power and Midland Funding. Energy-related holdings also enjoyed a good run, including Apache Finance Canada, Occidental Petroleum and Tosco Corp. In general, finance, retail and health-care issues performed under pressure.

         We upgraded the Fund's credit-sensitive exposure. That is, wherever possible we moved out of longer-term corporate bonds and into shorter-term issues of the same name, such as Lockheed Martin, CalEnergy and General Motors. As credit spreads widened and yields rose more in longer-term securities, this shift in emphasis allowed the Fund to participate in the prospects of companies we liked without having excessive sensitivity to rising yields. We also boosted the Fund's stake in AAA-rated mortgage-backed issues and reduced exposure to 30-year bank securities, selling such names as First Union, Liberty Mutual and Fairfax Financial prior to the worst of their downturns.

Further uncertainty a possibility

In the months ahead, the market could move in either direction. We are simultaneously optimistic and cautious, recognizing there exists the potential for stronger economic growth which could lead to further interest-rate hikes later this year. For the time being, we believe the worst of the interest-rate volatility has been priced into the market and we shall therefore look to extend duration a bit further should the opportunity arise. With corporate bond prices at such attractive levels, we are now looking to selectively move back into longer-term corporate debt in anticipation of credit spread narrowing.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

"...we believe the worst of the interest-rate volatility has been priced into the market..."

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2000. You'll also find the net asset value per share as of that date.


Statement of Assets and Liabilities
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Publicly traded bonds (cost - $154,560,759) ..................   $152,537,567
  Preferred stocks and warrants (cost - $1,681,556) ............      1,604,946
  Commercial paper (cost - $6,992,309) .........................      6,992,309
  Joint repurchase agreement (cost - $4,038,000) ...............      4,038,000
  Corporate savings account ....................................            806
                                                                ---------------
                                                                    165,173,628
 Receivable for investments sold ...............................      5,991,775
 Interest receivable ...........................................      2,905,884
 Dividends receivable ..........................................         21,193
 Other assets ..................................................         12,518
                                                                ---------------
                               Total Assets ....................    174,104,998
                               ------------------------------------------------
Liabilities:
 Payable for investments purchased .............................      8,666,861
 Dividend payable ..............................................        313,768
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        272,921
 Accounts payable and accrued expenses .........................         27,632
                                                                ---------------
                               Total Liabilities ...............      9,281,182
                               ------------------------------------------------
Net Assets:
 Capital paid-in ...............................................    172,632,080
 Accumulated net realized loss on investments and
  financial futures contracts ..................................     (5,770,924)
 Net unrealized depreciation of investments ....................     (2,099,802)
 Undistributed net investment income ...........................         62,462
                                                                ---------------
                               Net Assets ......................   $164,823,816
                               ================================================

Net Asset Value Per Share:
 (Based on 10,750,976 shares of beneficial
  interest outstanding - 30 million shares
  authorized with no par value) ................................         $15.33
 ==============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................     $6,352,595
 Dividends .....................................................         90,474
                                                                ---------------
                                                                      6,443,069
                                                                ---------------
 Expenses:
  Investment management fee - Note B ...........................        515,597
  Transfer agent fee - Note B ..................................         57,158
  Custodian fee ................................................         31,198
  Printing .....................................................         23,017
  Auditing fee .................................................         15,893
  Accounting and legal services fee - Note B ...................         14,865
  New York Stock Exchange fee ..................................         11,016
  Miscellaneous ................................................          4,573
  Trustees' fees ...............................................          4,179
  Legal fees ...................................................            841
                                                                ---------------
                               Total Expenses ..................        678,337
                               ------------------------------------------------
                               Net Investment Income ...........      5,764,732
                               ------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
 and Financial Futures Contracts:
  Net realized loss on investments sold ........................     (2,669,519)
  Net realized loss on financial futures contracts .............        (39,498)
  Change in net unrealized appreciation/depreciation
   of investments ..............................................      2,405,375
 Change in net unrealized appreciation/depreciation
   of financial futures contracts ..............................        (32,888)
                                                                ---------------
                               Net Realized and Unrealized
                               Loss on Investments and
                               Financial Futures Contracts .....       (336,530)
                               ------------------------------------------------
                               Net Increase in Net Assets
                               Resulting from Operations .......     $5,428,202
                               ================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                           YEAR ENDED            SIX MONTHS ENDED
                                                                                          DECEMBER 31,            JUNE 30, 2000
                                                                                             1999                   (UNAUDITED)
                                                                                      -------------------      --------------------


Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .............................................................       $11,760,687             $5,764,732
 Net realized loss on investments sold and financial futures contracts .............        (2,400,738)            (2,709,017)
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts ......................................................       (10,923,402)             2,372,487
                                                                                       ---------------         --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ..................        (1,563,453)             5,428,202
                                                                                       ---------------         --------------
Distributions to Shareholders:
 Dividends from net investment income ($1.1025 and $0.5350 per share, respectively)        (11,755,217)            (5,744,925)
                                                                                       ---------------         --------------
From Fund Share Transactions - Net : *
 (Market value of shares issued in reinvestment of distributions) ..................         1,357,976                321,371
                                                                                       ---------------         --------------
Net Assets:
 Beginning of period ...............................................................       176,779,862            164,819,168
                                                                                       ---------------         --------------
 End of period (including undistributed net investment income
  of $42,655 and $62,462, respectively) ............................................      $164,819,168           $164,823,816
                                                                                       ===============         ==============
*Analysis of Fund Share Transactions:
 Shares outstanding, beginning of period ...........................................        10,626,882             10,726,230
 Shares issued to shareholders in reinvestment of distributions ....................            99,348                 24,746
                                                                                       ---------------         --------------
 Shares outstanding, end of period .................................................        10,726,230             10,750,976
                                                                                       ===============         ==============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions in the Fund.
The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                             YEAR ENDED DECEMBER 31,                SIX MONTHS ENDED
                                                         ----------------------------------------------------------  JUNE 30, 2000
                                                            1995        1996        1997        1998       1999       (UNAUDITED)
                                                         ----------  ----------- ----------   ---------- ---------- ----------------


Per Share Operating Performance
 Net Asset Value, Beginning of Period ..................    $15.10      $16.74     $16.20       $16.55      $16.64        $15.37
                                                         ---------   ---------  ---------    ---------   ---------    ----------
 Net Investment Income .................................      1.26        1.22       1.20         1.14        1.10          0.54
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts ......................      1.64       (0.54)      0.35         0.09       (1.27)        (0.04)
                                                         ---------   ---------  ---------    ---------   ---------    ----------
   Total from Investment Operations ....................      2.90        0.68       1.55         1.23       (0.17)         0.50
                                                         ---------   ---------  ---------    ---------   ---------    ----------
 Less Distributions:
 Dividends from Net Investment Income ..................     (1.26)      (1.22)     (1.20)       (1.14)      (1.10)        (0.54)
                                                         ---------   ---------  ---------    ---------   ---------    ----------
 Net Asset Value, End of Period ........................    $16.74      $16.20     $16.55       $16.64      $15.37        $15.33
                                                         =========   =========  =========    =========   =========    ==========
 Per Share Market Value, End of Period .................   $15.750     $14.875    $16.750      $15.875     $12.688       $13.313
 Total Investment Return at Market Value(1) ............    24.11%       2.34%     21.57%        1.75%     (13.42%)        9.26%(2)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..............  $172,732    $168,961   $173,940     $176,780    $164,819      $164,824
 Ratio of Expenses to Average Net Assets ...............     0.84%       0.84%      0.84%        0.81%       0.80%         0.83%(3)
 Ratio of Net Investment Income to Average Net Assets ..     7.77%       7.50%      7.34%        6.79%       6.88%         7.03%(3)
 Portfolio Turnover Rate ...............................      105%        117%       143%         240%        184%          121%

(1) Assumes dividend reinvestment.
(2) Not annualized.
(3) Annualized.



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


Schedule of Investments
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Income
Securities Trust on June 30, 2000. It's divided into three main categories:
publicly traded bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

PUBLICLY TRADED BONDS
Aerospace (1.11%)
 Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)...........    10.910%            BBB              $550          $557,480
 Lockheed Martin Corp.,
  Bond 12-01-29 .......................................     8.500             BBB-              365           368,570
  Note 12-01-05 .......................................     7.950             BBB-              370           372,109
 Raytheon Co.,
  Note 03-01-03 (R) ...................................     7.900             BBB-              525           528,134
                                                                                                           ----------
                                                                                                            1,826,293
                                                                                                           ----------
Automobile/Trucks (0.93%)
 Chrysler Corp.,
  Deb 03-01-27 ........................................     7.450             A+                370           355,026
 DaimlerChrysler North America Holding Corp.,
  Note 01-20-05 .......................................     7.400             A+                505           501,005
 ERAC USA Finance Co.,
  Note 02-15-05 (R) ...................................     6.625             BBB+              720           675,151
                                                                                                           ----------
                                                                                                            1,531,182
                                                                                                           ----------
Banks (7.00%)
 Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y) ..............     8.200             AA-             1,000         1,024,390
 African Development Bank,
  Sub Note (Supranational) 12-15-03 (Y) ...............     9.750             AA-             1,000         1,082,950
 Bank of Boston,
  Sub Note 12-01-05 ...................................     6.625             A-                505           477,897
 Bank of New York,
  Cap Security 12-01-26 (R) ...........................     7.780             A-                650           598,747
 Barclays North American Capital Corp.,
  Gtd Cap Note 05-15-21 ...............................     9.750             AA-               900           948,681
 National Westminster Bank Plc - New York Branch,
  Sub Note 05-01-01 ...................................     9.450             A+              1,250         1,272,587
 NB Capital Trust IV,
  Gtd Cap Security 04-15-27 ...........................     8.250             A-                335           311,238
 Royal Bank of Scotland Plc,
  Bond (United Kingdom) 03-31-05 (Y) ..................     8.817             A-                380           391,480


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9


==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Banks (continued)
 Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y) ......     8.800%            A              $2,000        $2,082,460
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) ......     8.850             A+                750           793,530
 Security Pacific Corp.,
  Medium Term Sub Note 04-26-01 .......................    10.500             A               1,500         1,539,120
  Sub Note 11-15-00 ...................................    11.500             A               1,000         1,015,630
                                                                                                           ----------
                                                                                                           11,538,710
                                                                                                           ----------
Beverages (0.40%)
 Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03 ..........................     8.750             B+                460           441,600
 Seagram (Joseph E.) & Sons, Inc.,
  Sr Deb 12-15-18 .....................................     7.500             BBB-              235           224,796
                                                                                                           ----------
                                                                                                              666,396
                                                                                                           ----------
Broker Services (0.20%)
 Goldman Sachs Group, Inc.,
  Medium Term Note Ser B 10-01-09 .....................     7.350             A+                340           326,662
                                                                                                           ----------
Chemicals (0.45%)
 Akzo Nobel, Inc.,
  Bond 11-15-03 (R) ...................................     6.000             A                 325           308,263
 Equistar Chemicals L.P.,
  Note 02-15-04 .......................................     8.500             BBB-              440           431,200
                                                                                                           ----------
                                                                                                              739,463
                                                                                                           ----------
Computers (0.86%)
 Ceridian Corp.,
  Sr Note 06-01-04 ....................................     7.250             BBB               425           407,885
 Exodus Communications, Inc.,
  Sr Note 12-15-09 ....................................    10.750             B-                310           299,150
 PSINet, Inc.,
  Sr Note 11-01-08 ....................................    11.500             B-                195           183,300
 Verio, Inc.,
  Sr Note 04-01-05 ....................................    10.375             B-                500           532,500
                                                                                                           ----------
                                                                                                            1,422,835
                                                                                                           ----------
Electronics (0.05%)
 Amkor Technology, Inc.,
  Sr Sub Note 05-01-09 ................................    10.500             B                  75            74,813
                                                                                                           ----------
Energy (0.68%)
 CalEnergy Co., Inc.,
  Sr Bond 09-15-28 ....................................     8.480             BBB-              425           428,468
  Sr Note 09-15-05 ....................................     7.230             BBB-              285           277,148
 P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08 ..........................     9.625             B                 455           420,875
                                                                                                           ----------
                                                                                                            1,126,491
                                                                                                           ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Finance (2.99%)
 Bombardier Capital, Inc.,
  Note 01-15-02 (R) ...................................     6.000%            A-               $520          $507,000
 CIT Group Holdings, Inc.,
  Deb 03-15-01 ........................................     9.250             A               1,000         1,011,290
 Ford Motor Credit Co.,
  Note 04-28-03 .......................................     6.125             A                 630           607,018
  Note 10-28-09 .......................................     7.375             A                 435           420,762
 General Motors Acceptance Corp.,
  Note 01-19-10 .......................................     7.750             A                 430           427,485
 Household Finance Corp.,
  Note 11-01-02 .......................................     5.875             A                 785           754,220
  Note 02-01-09 .......................................     5.875             A                 365           317,441
 Marlin Water Trust & Marlin Water Capital Corp.,
  Sr Sec Note 12-15-01 (R) ............................     7.090             BBB               505           499,003
 Yanacocha Receivables Master Trust,
  Pass Thru Cert Ser 1997-A 06-15-04 (R) ..............     8.400             BBB-              417           379,161
                                                                                                           ----------
                                                                                                            4,923,380
                                                                                                           ----------
Government - Foreign (1.15%)
 Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y) ...........................     8.750             A-                750           830,475
 Ontario, Province of,
  Bond (Canada) 06-04-02 (Y) ..........................     7.750             AA-               500           506,065
 Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y) ..........................     9.375             A                 480           567,086
                                                                                                           ----------
                                                                                                            1,903,626
                                                                                                           ----------
Government - U.S. (20.98%)
 United States Treasury,
  Bond 08-15-05 .......................................    10.750             AAA               885         1,054,947
  Bond 08-15-17 .......................................     8.875             AAA             2,495         3,180,352
  Bond 05-15-18 .......................................     9.125             AAA             2,250         2,941,875
  Bond 02-15-23 .......................................     7.125             AAA            10,965        12,186,611
  Note 05-15-02 .......................................     7.500             AAA             1,126         1,146,763
  Note 08-15-03 .......................................     5.750             AAA               280           275,232
  Note 02-15-05 .......................................     7.500             AAA             3,120         3,270,134
  Note 07-15-06 .......................................     7.000             AAA             3,009         3,118,076
  Note 05-15-08 .......................................     5.625             AAA             7,670         7,399,172
                                                                                                           ----------
                                                                                                           34,573,162
                                                                                                           ----------
Government - U.S. Agencies (16.76%)
 Fannie Mae,
  Benchmark Bond 02-15-05 .............................     7.125             AAA             2,010         2,018,161
  Benchmark Note 09-15-09 .............................     6.625             AAA             5,010         4,840,111
  Benchmark Note 01-15-30 .............................     7.125             AAA             2,345         2,362,212
 Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf 01-01-16 ........................    11.250             AAA               190           204,823


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       11



==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Government - U.S. Agencies (continued)
 Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 03-01-02 + ......................     7.000%            AAA              $430          $421,804
  15 Yr SF Pass Thru Ctf 02-01-08 .....................     7.500             AAA                94            94,435
  15 Yr SF Pass Thru Ctf 09-01-10 .....................     7.000             AAA               451           445,045
  15 Yr SF Pass Thru Ctf 09-01-12 .....................     7.000             AAA               122           119,754
  15 Yr SF Pass Thru Ctf 12-01-12 .....................     6.500             AAA               971           937,462
  30 Yr Pass Thru Ctf 11-01-28 ........................     6.500             AAA               273           257,181
  30 Yr SF Pass Thru Ctf 10-01-23 .....................     7.000             AAA               458           444,853
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 ........     6.940             AAA               342           337,752
 Financing Corp.,
  Bond 02-08-18 .......................................     9.400             AAA             2,000         2,444,680
 Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 01-15-29 to 07-15-29 + .......     6.500             AAA             4,285         4,066,721
  30 Yr SF Pass Thru Ctf 02-15-28 to 07-15-30 + .......     7.000             AAA             5,647         5,489,452
  30 Yr SF Pass Thru Ctf 09-15-29 to 01-15-30 .........     7.500             AAA             2,192         2,176,542
  30 Yr SF Pass Thru Ctf 07-15-29 + ...................     8.000             AAA               281           283,995
  30 Yr SF Pass Thru Ctf 04-15-21 .....................     9.000             AAA               186           192,956
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 .........     9.500             AAA               364           382,107
  30 Yr SF Pass Thru Ctf 11-15-20 .....................    10.000             AAA                94           100,054
                                                                                                           ----------
                                                                                                           27,620,100
                                                                                                           ----------
Insurance (2.03%)
 Equitable Life Assurance Society USA,
  Surplus Note 12-01-05 (R) ...........................     6.950             A+                550           539,841
 Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R) ...........................     7.625             AA                485           457,210
 New York Life Insurance Co.,
  Surplus Note 12-15-23 (R) ...........................     7.500             AA-             1,500         1,304,550
 Sun Canada Financial Co.,
  Sub Note 12-15-07 (R) ...............................     6.625             AA-               725           677,150
 URC Holdings Corp.,
  Sr Note 06-30-06 (R) ................................     7.875             A-                355           361,855
                                                                                                           ----------
                                                                                                            3,340,606
                                                                                                           ----------
Leasing Companies (0.13%)
 United Rentals North America, Inc.,
  Sr Sub Note Ser B 04-01-09 ..........................     9.000             BB-               240           212,400
                                                                                                           ----------
Leisure (1.00%)
 Harrah's Operating Co., Inc.,
  Sr Note 01-15-09 ....................................     7.500             BBB-              300           278,376
 HMH Properties, Inc.,
  Sr Note Ser A 08-01-05 ..............................     7.875             BB                415           392,175
 Premier Parks, Inc.,
  Sr Note 06-15-07 ....................................     9.750             B-                250           240,625
 SFX Entertainment, Inc.,
  Sr Sub Note 12-01-08 ................................     9.125             B-                510           515,100



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Leisure (continued)
 Waterford Gaming LLC,
  Sr Note 03-15-10 (R) ................................     9.500%            B+               $226          $219,220
                                                                                                           ----------
                                                                                                            1,645,496
                                                                                                           ----------
Media (4.40%)
 Adelphia Communications Corp.,
  Sr Note 11-15-09 ....................................     9.375             B+                150           139,125
  Sr Note Ser B 10-01-02 ..............................     9.250             B+                550           539,000
  Sr Note Ser B 07-15-03 ..............................     8.125             B+                265           247,775
 Century Communications Corp.,
  Sr Note 08-15-00 ....................................     9.500             BB-               280           278,600
 Chancellor Media Corp.,
  Sr Sub Note 10-01-08 ................................     9.000             B                 330           335,775
 Clear Channel Communications, Inc.,
  Note 06-15-05 .......................................     7.875             BBB-              520           520,650
 Comcast Cable Communications, Inc.,
  Note 11-15-08 .......................................     6.200             BBB               325           293,387
 Continental Cablevision, Inc.,
  Sr Note 05-15-06 ....................................     8.300             AA-               435           448,568
 CSC Holdings, Inc.,
  Sr Note Ser B 07-15-09 ..............................     8.125             BB+               570           550,050
  Sr Sub Deb 05-15-16 .................................    10.500             BB-               320           341,600
 EchoStar DBS Corp.,
  Sr Note 02-01-09 ....................................     9.375             B                 380           366,700
 Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11 ................................     8.625             B+                275           242,000
 Mediacom LLC/Mediacom Capital Corp.,
  Sr Note Ser B 04-15-08 ..............................     8.500             B+                325           299,000
 News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18 .................................     8.250             BBB-              255           245,677
 Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y) .................    10.000             BB+               445           455,013
 TCI Communications, Inc.,
  Sr Deb 02-15-26 .....................................     7.875             AA-               530           517,020
 Telewest Communications Plc,
  Sr Note (United Kingdom) 02-01-10 (R) (Y) ...........     9.875             B+                240           223,200
 Time Warner, Inc.,
  Deb 01-15-13 ........................................     9.125             BBB               779           853,706
 TV Guide, Inc.,
  Sr Sub Note Ser B 03-01-09 ..........................     8.125             B+                365           360,438
                                                                                                           ----------
                                                                                                            7,257,284
                                                                                                           ----------
Medical (1.04%)
 Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y) .......................    10.750             B+                540           486,000
 Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08 ...............     7.875             B+                405           362,475


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Medical (continued)
 IASIS Healthcare Corp.,
  Sr Sub Note 10-15-09 ................................    13.000%            B-               $240          $238,200
 Quest Diagnostics, Inc.,
  Sr Sub Note 12-15-06 ................................    10.750             B+                360           372,600
 Tenet Healthcare Corp.,
  Sr Note 01-15-05 ....................................     8.000             BB+               260           248,950
                                                                                                           ----------
                                                                                                            1,708,225
                                                                                                           ----------
Metal (0.17%)
 Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06 ...............................    12.000             BB-               280           280,000
                                                                                                           ----------
Mortgage Banking (4.06%)
 Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08 ........     6.790             Aaa               676           659,545
 ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 .........     8.100             AAA               425           427,059
 Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
   Class A-1A 12-17-07 ................................     6.260             AAA               572           549,013
 Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass-Thru Ctf Ser 1998-C1
   Class C 03-15-08 ...................................     6.861             A2                415           387,506
 FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18 .........     6.380             AAA               730           710,378
 GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 ........     6.566             Aaa               705           663,141
 LB Commercial Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07 ........     6.410             Aaa               661           636,582
 Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08 ......     6.920             AAA             1,555         1,516,611
 Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ..     6.750             Aaa               454           453,555
 UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A-6 02-15-25 ........     7.180             AAA               710           696,688
                                                                                                           ----------
                                                                                                            6,700,078
                                                                                                           ----------
Oil & Gas (3.08%)
 Apache Finance Canada Corp.,
  Note (Canada) 12-15-29 (Y) ..........................     7.750             BBB+              370           362,341
 Coastal Corp. (The),
  Note 06-15-10 .......................................     7.750             BBB               370           365,808
 Occidental Petroleum Corp.,
  Sr Deb 09-15-09 .....................................    10.125             BBB-              600           680,688
  Sr Note 02-15-29 ....................................     8.450             BBB-              545           557,916
 Ocean Energy, Inc.,
  Sr Sub Note Ser B 07-15-07 ..........................     8.875             BB-               265           263,675
 Panhandle East Pipe Line Co.,
  Sr Note 04-01-10 (R) ................................     8.250             BBB-              370           368,844


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Oil & Gas (continued)
 Petroleum Geo-Services,
  Sr Note (Norway) 03-30-08 (Y) .......................     6.625%            BBB              $480          $435,446
 Phillips Petroleum Co.,
  Note 05-25-10 .......................................     8.750             BBB               370           389,765
 Snyder Oil Corp.,
  Sr Sub Note 06-15-07 ................................     8.750             BB+               290           287,100
 Tosco Corp.,
  Note 02-15-30 .......................................     8.125             BBB               485           483,492
 Triton Energy Ltd.,
  Sr Note 04-15-02 ....................................     8.750             BB-               515           511,137
 Valero Energy Corp.,
  Bond 06-15-30 .......................................     8.750             BBB-              365           361,967
                                                                                                           ----------
                                                                                                            5,068,179
                                                                                                           ----------
Paper & Paper Products (0.70%)
 Abitibi-Consolidated, Inc.,
  Deb (Canada) 08-01-29 (Y) ...........................     8.500             BBB-              185           172,777
 Fort James Corp.,
  Sr Note 09-15-02 ....................................     6.500             BBB               470           459,068
 International Paper Co.,
  Note 07-08-05 (R) ...................................     8.125             BBB+              520           523,796
                                                                                                           ----------
                                                                                                            1,155,641
                                                                                                           ----------
Real Estate Investment Trust (1.34%)
 American Health Properties, Inc.,
  Note 01-15-07 .......................................     7.500             BBB-              270           240,300
 Cabot Industrial Properties, L.P.,
  Note 05-01-04 .......................................     7.125             BBB-              380           365,476
 Camden Property Trust,
  Note 04-15-04 .......................................     7.000             BBB               420           401,402
 Liberty Property L.P.,
  Medium Term Note 06-05-02 ...........................     6.600             BBB-              355           345,016
 ProLogis Trust,
  Note 04-15-04 .......................................     6.700             BBB+              390           373,339
 TriNet Corporate Realty Trust, Inc.,
  Note 05-15-01 .......................................     7.300             BB                500           488,605
                                                                                                           ----------
                                                                                                            2,214,138
                                                                                                           ----------
Telecommunications (4.31%)
 AXIA, Inc.,
  Sr Sub Note 07-15-08 ................................    10.750             B-                190           148,200
 Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
   (Canada) 05-01-09 (A) (Y) ..........................      Zero             B3                460           273,700
  Sr Disc Note, Step Coupon (14.75%, 12-15-00)
   (Canada) 12-15-05 (A) (Y) ..........................      Zero             B3                175           179,156
 Crown Castle International Corp.,
  Sr Note 05-15-11 ....................................     9.000             B                 335           308,200
 Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10 ..............................     8.125             BBB+              290           289,710



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Telecommunications (continued)
 Focal Communications Corp.,
  Sr Note 01-15-10 (R) ................................    11.875%            B                $150          $153,750
 Global Crossing Holdings Ltd.,
  Sr Note (Bermuda) 11-15-09 (Y) ......................     9.500             BB                450           436,500
 LCI International, Inc.,
  Sr Note 06-15-07 ....................................     7.250             BBB+              425           402,403
 Level 3 Communications, Inc.,
  Sr Note 03-15-08 (R) ................................    11.000             B                 225           221,625
 McLeodUSA, Inc.,
  Sr Note 11-01-08 ....................................     9.500             B+                310           300,700
 Metromedia Fiber Network, Inc.,
  Sr Note Ser B 11-15-08 ..............................    10.000             B+                385           380,188
 MetroNet Communications Corp.,
  Sr Note (Canada) 08-15-07 (Y) .......................    12.000             BBB               280           316,400
 Nextel Communications, Inc.,
  Sr Note 11-15-09 ....................................     9.375             B                 410           391,550
 NEXTLINK Communications, Inc.,
  Sr Note 11-15-08 ....................................    10.750             B                 220           216,700
 NTL Communications Corp.,
  Sr Note Ser B 10-01-08 ..............................    11.500             B-                400           402,000
 Omnipoint Corp.,
  Sr Note 09-15-09 ....................................    11.500             CCC+              295           321,550
 Sprint Capital Corp.,
  Note 05-01-19 .......................................     6.900             BBB+              525           466,809
 TeleCorp PCS, Inc.,
  Sr Sub Disc Note, Step Coupon
   (11.625%, 04-15-04) 04-15-09 (A) ...................      Zero             B                 335           219,425
 Triton PCS, Inc.,
  Sr Sub Disc Note, Step Coupon
   (11.00%, 05-01-03) 05-01-08 (A) ....................      Zero             CCC+              130            93,600
 United Pan-Europe Communications N.V.,
  Sr Note Ser B (Netherlands) 11-01-09 (Y) ............    11.250             B                 215           189,200
 Vodafone AirTouch Plc,
  Note (United Kingdom) 02-15-10 (R) (Y) ..............     7.750             A-                370           360,920
 VoiceStream Wireless Corp.,
  Sr Note 11-15-09 ....................................    10.375             B-                190           197,125
 Williams Communications Group, Inc.,
  Sr Note 10-01-09 ....................................    10.875             BB-               370           362,600
 WorldCom, Inc.,
  Note 05-15-06 .......................................     8.000             A-                475           479,988
                                                                                                           ----------
                                                                                                            7,111,999
                                                                                                           ----------
Transportation (3.34%)
 America West Airlines,
  Pass Thru Ctf Ser 1996-1B 01-02-08 ..................     6.930             A-                364           341,718
 Continental Airlines,
  Pass Thru Ctf Ser 1996-C 10-15-13 ...................     9.500             BBB+              444           450,242
  Pass Thru Ctf Ser 1999-1A 08-02-20 ..................     6.545             AA+               614           552,520


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Transportation (continued)
 Fine Air Services, Inc.,
  Sr Note 06-01-08 ....................................     9.875%            CC               $462          $207,776
 Humpuss Funding Corp.,
  Note 12-15-09 (R) ...................................     7.720             B3                217           157,461
 Northwest Airlines 1996-1 Pass Through Trusts,
  Pass Thru Ctf Ser 1996-1C 01-02-05 ..................    10.150             BBB-              220           213,174
  Pass Thru Ctf Ser 1996-1D 01-02-15 ..................     8.970             BBB-              368           365,100
 Northwest Airlines, Inc.,
  Note 03-15-04 .......................................     8.375             BB                300           283,581
 NWA Trust,
  Sr Note Ser A 12-21-12 ..............................     9.250             AA                552           587,635
 Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04 ...............     7.750             AAA               983           984,518
 USAir, Inc.,
  Pass Thru Ctf Ser 1989-A2 01-01-13 ..................     9.820             BB-               575           492,344
 U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05 ..................    11.200             BB-               610           608,140
 Wisconsin Central Transportation Corp.,
  Note 04-15-08 .......................................     6.625             BBB-              290           257,581
                                                                                                           ----------
                                                                                                            5,501,790
                                                                                                           ----------
Utilities (13.39%) AES Corp.,
Sr Note 06-01-09 ......................................     9.500             BB                185           181,300
Sr Sub Note 07-15-06 ..................................    10.250             B+                695           691,525
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17 .....................     9.000             BBB-              410           395,281
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17 .........................     9.000             BB-               463           468,209
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17 ....................     8.890             BB-               700           708,750
Calpine Corp.,
Sr Note 05-15-06 ......................................    10.500             BB+               465           487,087
Chugach Electric Association, Inc.,
1st Mtg 1991 Ser A 03-15-22 ...........................     9.140             A               2,000         2,099,000
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05 ................................     9.500             BB+             1,205         1,239,644
CMS Energy Corp.,
Sr Note 01-15-09 ......................................     7.500             BB                250           221,250
Sr Note Ser B 01-15-04 ................................     6.750             BB                400           367,000
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02 ............................     7.750             BBB-              215           215,684
Note 06-05-03 (R) .....................................     8.590             B+                275           273,661
Deutsche Telekom International Finance B.V.,
Gtd Note (Netherlands) 06-15-30 (Y) + .................     8.250             AA-               440           444,444
East Coast Power LLC,
Sec Note 03-31-12 .....................................     7.066             BBB-              370           336,811


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            PAR VALUE
                                                          INTEREST           CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                         RATE             RATING*         OMITTED)         VALUE
-------------------                                      ----------        ----------       ---------        --------

Utilities (continued)
 EIP Funding-PNM,
  Sec Fac Bond 10-01-12 ...............................    10.250%            BBB-             $673          $733,368
 GG1B Funding Corp.,
  Deb 01-15-11 ........................................     7.430             BBB-              395           377,145
 GTE North, Inc.,
  Deb Ser H 11-15-08 ..................................     5.650             A+                510           444,893
 Hydro-Quebec,
  Gtd Bond (Canada) 02-01-21 (Y) ......................     9.400             A+                735           856,275
  Gtd Bond (Canada) 01-15-22 (Y) ......................     8.400             A+                340           366,149
  Gtd Deb Ser IF (Canada) 02-01-03 (Y) ................     7.375             A+                750           750,607
 Iberdrola International B.V.,
  Note (Spain) 10-01-02 (Y) ...........................     7.500             AA-             2,000         2,013,460
 Long Island Lighting Co.,
  Deb 03-15-23 ........................................     8.200             A-                640           608,000
 Midland Funding Corp. I,
  Deb Ser C-91 07-23-02 ...............................    10.330             BBB-              572           583,127
 Midland Funding Corp. II,
  Deb Ser A 07-23-05 ..................................    11.750             BB+               575           643,666
  Deb Ser B 07-23-06 ..................................    13.250             BB+               225           264,605
 Monterrey Power S.A. de C.V.,
  Sec Bond (Mexico) 11-15-09 (R) (Y) ..................     9.625             BB+               155           141,050
 Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18 ...............................     8.770             BBB               764           786,966
 North Atlantic Energy Corp.,
  1st Mtg Ser A 06-01-02 ..............................     9.050             BB+               273           274,998
 Northeast Utilities,
  Note Ser A 12-01-06 .................................     8.580             BB+               124           124,669
 PECO Energy Transition Trust,
  Pass Thru Ctf Ser 1999-A Class A-6 03-01-09 .........     6.050             AAA               500           465,500
  Pass Thru Ctf Ser 2000-A Class A-3 03-01-10 .........     7.625             AAA             1,535         1,545,898
 PNPP II Funding Corp.,
  Deb 05-30-16 ........................................     9.120             BB-               495           505,474
 Sierra Pacific Resources,
  Note 05-15-05 .......................................     8.750             BBB               515           521,793
 System Energy Resources, Inc.,
  1st Mtg 08-01-01 ....................................     7.710             BBB-              615           613,770
 U.S. WEST Capital Funding, Inc.,
  Deb 07-15-28 ........................................     6.875             BBB+              550           472,423
 Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond 01-02-17 ..................     8.090             BBB-              854           845,136
                                                                                                           ----------
                                                                                                           22,068,618
                                                                                                           ----------
                                                               TOTAL LONG-TERM DEBT
                                                                (Cost $154,560,759)         (92.55%)      152,537,567
                                                                                           --------       -----------



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                       NUMBER OF SHARES          MARKET
ISSUER, DESCRIPTION                                                                       OR WARRANTS            VALUE
-------------------                                                                    ----------------          ------

PREFERRED STOCKS AND WARRANTS
 California Federal Preferred Capital Corp., 9.125%, Ser A, Preferred Stock .........        37,160             $787,327
 CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock ................................         6,025              634,131
 CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock ................................         1,061              114,588
 MetroNet Communications Corp., Warrant (Canada) (R) (Y) ** .........................           530               68,900
                                                                                                             -----------
                                                       TOTAL PREFERRED STOCKS AND WARRANTS
                                                                         (Cost $1,681,556)   (0.97%)           1,604,946
                                                                                            -------          -----------

                                                                            INTEREST        PAR VALUE
                                                                              RATE       (000s OMITTED)
                                                                          ------------  ----------------

SHORT-TERM INVESTMENTS
Commercial Paper (4.24%)
 General Electric Capital Corp.,
  07-07-00 .............................................................     6.550%          $5,000            4,994,542
  07-07-00 .............................................................     6.700            2,000            1,997,767
                                                                                                             -----------
                                                                                                               6,992,309
                                                                                                             -----------
Joint Repurchase Agreement (2.45%)
Investment in a joint repurchase agreement transaction with
 UBS Warburg, Inc. - Dated 06-30-00, due 07-03-00 (Secured
 by U.S. Treasury Bonds 6.250% thru 7.500%, due 08-15-22
 thru 08-15-27) - Note A ...............................................     6.550            4,038            4,038,000
                                                                                                             -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20% .....................................................                                             806
                                                                                                             -----------
                                                       TOTAL SHORT-TERM INVESTMENTS          (6.69%)          11,031,115
                                                                                           --------          -----------
                                                                  TOTAL INVESTMENTS        (100.21%)         165,173,628
                                                                                           --------          -----------
                                                  OTHER ASSETS AND LIABILITIES, NET         ( 0.21%)            (349,812)
                                                                                           --------          -----------
                                                                   TOTAL NET ASSETS        (100.00%)        $164,823,816
                                                                                           ========         ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust



NOTES TO THE SCHEDULE OF INVESTMENTS

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,981,962 or 7.88% of the Fund's net assets as of June 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+ All or a portion of these securities, having an aggregate value of $6,025,442 or 3.66% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on a trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $6,256,360 of United States Treasury Bond (8.875%, 08-15-17; 10.75%, 08-15-05; and 9.125%, 05-15-18) has
  been segregated to cover the forward commitments.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================NOTES TO FINANCIAL STATEMENTS========================

                  John Hancock Funds - Income Securities Trust


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 1999, the Fund had $1,895,164 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: December 31, 2004 - $32,498, December 31, 2005 - $35,925 and December 31, 2007 - $1,826,741.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there

===========================NOTES TO FINANCIAL STATEMENTS========================

                  John Hancock Funds - Income Securities Trust


may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

         At June 30, 2000, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

         In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 2000 aggregated $61,808,297 and $69,350,223, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $125,377,451 and $116,857,040, respectively.

         The cost of investments owned at June 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $167,643,390. Gross unrealized appreciation and depreciation of investments at June 30, 2000 aggregated $2,461,767 and $4,932,335, respectively, resulting in net unrealized depreciation of $2,470,568.

===========================NOTES TO FINANCIAL STATEMENTS========================

                  John Hancock Funds - Income Securities Trust



DIVIDENDS AND DISTRIBUTIONS

During the first six months of 2000, dividends from net investment income totaling $0.5350 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                                             INCOME
PAYMENT DATE                                 DIVIDEND
------------                                 --------
March 31, 2000                               $0.2700
June 30, 2000                                 0.2650

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may use option contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 33 1/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

         The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

         Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

         Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

================================================================================

                  John Hancock Funds - Income Securities Trust


         Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

         The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

         The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Income Securities Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

                  John Hancock Funds - Income Securities Trust



SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of John Hancock Income Securities Trust was held.

         The Shareholders elected the following Trustees with the votes as indicated:

                                                                   WITHHELD
NAME OF TRUSTEE                                    FOR             AUTHORITY
---------------                                    ---             ---------

Dennis S. Aronowitz                             8,839,669           121,991
Stephen L. Brown                                8,839,640           122,020
Richard P. Chapman, Jr.                         8,839,803           121,856
William J. Cosgrove                             8,839,770           121,890
Leland O. Erdahl                                8,837,528           124,132
Richard A. Farrell                              8,840,680           120,979
Maureen R. Ford                                 8,829,760           131,899
Gail D. Fosler                                  8,837,382           124,278
William F. Glavin                               8,832,368           129,292
Anne C. Hodsdon*                                8,837,722           123,937
Dr. John A. Moore                               8,832,900           128,759
Patti McGill Peterson                           8,832,892           128,768
John W. Pratt                                   8,839,902           121,758
Richard S. Scipione                             8,835,679           125,980

         *Resigned effective May 1, 2000.

         The Shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2000, with the votes tabulated as follows: 8,844,250 FOR, 27,266 AGAINST and 90,144 ABSTAINING.

====================================NOTES=======================================

                  John Hancock Funds - Income Securities Trust

====================================NOTES=======================================

                  John Hancock Funds - Income Securities Trust

================================================================================

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